POWERSHARES ACTIVELY MANAGED EXCHANGE-TRADED COMMODITY FUND TRUST

SUPPLEMENT DATED SEPTEMBER 21, 2016 TO THE

SUMMARY PROSPECTUS DATED FEBRUARY 29, 2016, AS PREVIOUSLY SUPPLEMENTED JULY 29, 2016 OF:

PowerShares DB Optimum Yield Diversified Commodity Strategy Portfolio

•	Effective immediately, David Hemming is a Portfolio Manager of the Fund. Accordingly, on page 5, the table within the section titled “Management of the Fund – Portfolio Managers” is deleted and replaced with the following:

“Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since Inception

David Hemming	Vice President and Senior Portfolio Manager of the Adviser, Commodities and Alternatives	September 2016

Theodore Samulowitz	Vice President and Portfolio Manager of the Adviser	Since Inception”

Please Retain This Supplement for Future Reference.

P-PDBC-SUMPRO-1-SUP-2 092116